Exhibit 10.1

FORM OF NOTICE OF CONVERSION

TO:	VISUALANT, INCORPORATED 500 Union Street, Suite 420 Seattle, WA 98101

Attention: Chief Executive Officer or Chief Financial Officer

1.

The undersigned hereby converts principal of $______ and interest of $_____, all due to the undersigned pursuant to the terms of the Subordinated Convertible Promissory Note dated ____________ (the “Note”), into (a) ________ shares of the Visualant, Incorporated’s (the “Company’s”) common stock (a conversion price of $0.80 per share) (the “Shares”) and (b) a five-year warrant to purchase _________ shares of the Company’s common stock at a price of $1.00 per share (the “Warrant”). The effective date for the conversion will be November 30, 2016. Simultaneously with the conversion, the Note shall be surrendered to the Company for cancellation and shall be of no further force or effect.

2.	Please issue (a) a certificate or certificates representing the Shares and (b) the Warrant in the name of the undersigned or in such other name as is specified below:

___________

__________

__________

_________

3.

The undersigned hereby represents and warrants that the  Shares and the Warrant are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 3 of the Note and Warrant Purchase Agreement (the “Agreement”) are true and correct as of the date hereof. Furthermore, the undersigned acknowledges that the Shares and the Warrant will contain appropriate legends as set forth in the Agreement.

______________________________

(Signature)

Name: ____________

November 30, 2016

(Date)